Certain Risks and Concentration - Schedule of Financial Information of VIEs and its subsidiary Excluding Intercompany Items with Company's Subsidiaries (Consolidated Statements of Comprehensive Loss) (Detail) - OptAim VIE [Member] - USD ($)
$ in Thousands
12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Condensed Income Statements, Captions [Line Items]
Net revenues	$ 25,302	$ 52,215	$ 11,653
Net (loss)/profit	$ 1,646	$ (322)	$ (172)